                                                                  EXHIBIT 10.4.4


December 17, 1997



William D. Baker, CFO and Treasurer
The JPM Company
155 N. 15th Street
Lewisburg, PA 17837


Dear Bill:

By letter dated May 28, 1997, I advised you that CoreStates Bank, N.A. (the
Bank) had approved a secured line of credit (the Line of Credit) in an amount of up to Twenty Million Dollars ($20,000,000) to The JPM Company (the Borrower). I am pleased to advise you that the Bank has approved, subject to the execution of loan documentation required by the Bank in mutually acceptable form (together with the Commitment Letter dated May 28, 1997, and this Letter, the Loan Documents) an increase in the maximum amount of the Line of Credit to Thirty Million Dollars ($30,000,000). In conjunction with this approval, the Bank has agreed (i) to delete the advance formula and the requirement for monthly borrowing base certifications to verify the Borrowers qualified accounts receivable and inventory, and (ii) to change the requirement for monthly financial statements to a requirement for quarterly financial statements (the Borrowers 10-Q Reports). The Bank will continue to require audited financial statements on an annual basis (annual report and the Borrowers 10-K Reports).

All other terms and conditions, covenants and requirements of the Line of Credit as set forth in existing loan, collateral and guaranty documents will remain in force and effect and are ratified and confirmed.

Please signify your concurrence by signing, dating and returning a copy of this letter to the Bank by or before January 15, 1998. Unless so accepted, this commitment shall be null and void.

Very truly yours,

/s/ David M. Diffenderffer
David M. Diffenderffer
Vice President
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The JPM Company
Page 2
December 17, 1997


Acknowledged and accepted this 5th day of January, 1998.
                               -------------------------


ATTEST:                                THE JPM COMPANY

By: /s/ Wayne A. Bromfield             By: /s/John H. Mathias
   -----------------------------          --------------------------------------
    Wayne A. Bromfield                     John H. Mathias

Title: Secretary                       Title: Chief Executive Officer
       -------------------------             -----------------------------------


ATTEST:                                ELECTRONICA PANTERA,
                                       S.A. DE C.V.

By:_____________________________       By: /s/ William D. Baker
                                          --------------------------------------
                                           William D. Baker

Title:__________________________       Title: Vice President, CFO, Treasurer
                                             -----------------------------------


ATTEST:                                THE JPM COMPANY DE MEXICO,
                                       S.A. DE C.V.

By:_____________________________       By: /s/ William D. Baker
                                           -------------------------------------
                                           William D. Baker

Title:__________________________       Title: Vice President, CFO, Treasurer
                                             -----------------------------------


ATTEST:                                THE JPM COMPANY OF DELAWARE,
                                       INC.

By:_____________________________       By: /s/ John H. Mathias
                                          --------------------------------------
                                           John H. Mathias

Title:__________________________       Title: Chief Executive Officer
                                             -----------------------------------


ATTEST:                                DENRON, INC., t/d/b/a/ The JPM Company


By: /s/ William D. Baker               By: /s/ James P. Mathias
   -----------------------------          --------------------------------------
   William D. Baker                       James P. Mathias

Title: CFO                             Title: President
      --------------------------             -----------------------------------

The JPM Company
Page 3
December 17, 1997

ATTEST:                                JPM DEUTSCHLAND
                                       GmbH


By:_____________________________       By: /s/ John H. Mathias
                                          --------------------------------------
                                           John H. Mathias

Title:__________________________       Title: Shareholder
                                             -----------------------------------


ATTEST:                                JPM CZECH REPUBLIC
                                       spol, s.r.o.

By: ____________________________       By: /s/ John H. Mathias
                                          --------------------------------------
                                          John H. Mathias

Title:__________________________       Title: Shareholder
                                             -----------------------------------


ATTEST:                                THE JPM TECHNOLOGY, INC,


By: ____________________________       By: /s/ Joseph a. Mattioli
                                          --------------------------------------
                                          Joseph A. Mattioli

Title:__________________________       Title: President
                                             -----------------------------------